                                                                    EXHIBIT 10.8

IMPERIAL BANK

                           GENERAL SECURITY AGREEMENT
                  (Tangible and Intangible Personal Property)

This agreement is executed on February 9, 1998 by ESI ENGINEERING SERVICES, INC.
(hereinafter called "Obligor")

In consideration of financial accommodations given, to be given or continued, the Obligor grants to IMPERIAL BANK (hereinafter called "Bank") a security interest in (a) all property (i) delivered to Bank by Obligor, (ii) which shall be in Bank's possession of control in any matter or for any purpose, (iii) described below, (iv) now owned or hereafter acquired by Obligor of the type of class described below and/or in any supplementary schedule hereto of in any financing statement filed by Bank and executed by or on behalf of Obligor; (b) all deposits accounts of Obligor at Bank and (c) the proceeds, increase and products of such property, all accessions thereto, and all property which Obligor may receive on account of such collateral which Obligor will immediately deliver to Bank (collectively referred to as "Collateral") to secure payment and performance of all of Obligor's present or future debts or obligations to Bank, whether absolute or contingent (hereafter referred to as "Debt"). Unless otherwise defined, words used herein have the meanings given them in the California Uniform Commercial Code.

Collateral:

A.  VEHICLE, VESSEL, AIRCRAFT:
________________________________________________________________________________
                                    Identification    License or          New or
Year    Make/Manufacturer  Model    and Serial No.    Registration No.    Used
________________________________________________________________________________



________________________________________________________________________________

Engine or other equipment:______________________________________________________
(For aircraft original ink signature on copy to FAA)

B.  DEPOSIT ACCOUNTS:

Type _____________________  Accounts Number________________  Amount $ __________

In name of  ___________________________  Depository ____________________________
AND ALL EXTENSIONS OR RENEWALS THEREOF.

C.   ACCOUNTS, INTANGIBLES AND OTHER: (Describe)

     All personal property, whether presently existing or hereafter Created or acquired, including but not limited to:

     All accounts, chattel paper, documents, instruments, money, deposit accounts and general intangibles including returns, repossessions, books and records relating thereto, and equipment containing said books and records. All Investment property including securities and securities entitlements. All goods including equipment and inventory. All proceeds including, without limitation, insurance proceeds. All guarantees and other security therefor.





The collateral not in Bank's possession will be located at: 370 N. Wiget Lane, Suite 210, Walnut Creek, CA 94596

(if checked, the Obligor is executing this Agreement as an Accommodation Debtor only and the Obligor's liability is limited to the security interest granted in file Collateral described herein. The party being accommodated is The Keith Companies, Inc., and Keith Engineering, Inc. All the terms and provisions on page 2 hereof are incorporated herein as though set forth, and constitute a part of this Agreement.

Name                Signature                        Address
                    (indicate title, if applicable)
ESI, ENGINEERING    By: /s/ Aram H. Keith            370 N Wiget Lane, Suite 210
SERVICES, INC.      Aram H. Keith, President         Walnut Creek, CA  94596

Obligor represents, warrants and agrees:

1. Obligor will immediately pay (a) any Debt when due, (b) Bank's costs of collecting the Debt, of protecting, insuring or realizing Collateral, and any expenditure of Bank pursuant hereto including attorneys' fees and expenses, with interest at the rate of 24% per year, or the rate applicable to the Debt, whichever is less, from the date of expenditure, and (c) any deficiency after realization of Collateral.

2. Obligor will use the proceeds of any loan that becomes Debt hereunder for the purpose indicated on the application therefore, and will promptly contract to purchase and pay the purchase price of any property which becomes Collateral hereunder from the proceed of any loan made for that purpose.

3. As to all Collateral in Obligator's possession (unless specifically otherwise agreed to by Bank in writing), Obligor will:
     (a) Have, or has, possession of the Collateral at location disclosed to Bank and will not remove the Collateral from the location.
     (b)  Keep the Collateral separate and identifiable.
     (c) Maintain the Collateral in good and saleable condition, repair it if necessary, clean, feed, shelter, water, Medicate, fertilize, cultivate, irrigate, prune and otherwise deal with the Collateral in all ways as are consideration good practice by Owners of like property, use it lawfully and only as permitted by insurance policies, and permit Batik to inspect the Collateral at any reasonable time.
     (d) Not sell, contract to sell, lease, encumber or transfer the Collateral (other than inventory Collateral) until the Debt has been paid, even though Bank has a security interest in proceeds of such Collateral.

4.   As to Collateral which is inventory and accounts. Obligor:
     (a) May, until notice from the bank, sell, lease of otherwise dispose of inventory Collateral in the ordinary course, and collect the cash proceeds thereof.
     (b) Will, upon notice from the Bank, deposit all cash proceeds as received in a demand deposit account with Bank, containing only such proceeds and deliver statements identifying units of inventory disposed of, accounts which gave rise to proceeds, and all acquisitions and returns of inventory as required by Bank.
     (c) Will receive in trust, schedule on forms satisfactory to the Bank and deliver to Bank all non-cash proceeds other than inventory received in trade.
     (d) If not in default, may obtain release of Bank's interest in individual units of inventory upon request, therefore, payment to Bank of the release price of such units shown on any collateral schedule supplementary hereto, and compliance herewith as to proceeds thereof.

5. As to Collateral which are accounts, chattel paper, general intangibles and proceeds described in 4(c) above, Obligor warrants, represents and agrees:
     (a) All such Collateral is genuine enforceable in accordance with its terms free from default, prepayment, defense and conditions precedent (except as disclosed to and accepted by Bank in writing), and is supported by consecutively numbered invoices to, or rights against, the debtors thereon. Obligor will supply Bank with duplicate invoices or other evidence of Obligor's rights on Bank's request;
     (b) All persons appearing to be obligated on such Collateral have authority and capacity to contract;
     (c) All chattel paper is in compliance with law as to form, content and manner of preparation and execution and has been properly registered, recorded, and/or filed to protect Obligor's interest thereunder;
     (d) If an account debtor shall also be indebted to Obligor on another obligation, any payment made by him not specifically designated to be applied on any particular obligation shall be considered to be a payment on the account in which Bank has a security interest. Should any remittance include a payment not on an account, it shall be delivered to Bank and, if no event of default has occurred, Bank shall pay Obligor the amount of such payment;
     (e) Obligor agrees not to compromise, settle or adjust any account or renew or extend the time of payment thereof without Bank's prior written consent.

6. Obligor owns all Collateral absolutely, and no other person has or claims any interest in any Collateral, except as disclosed to and accepted by Bank in writing. Obligor will defend any proceeding which may affect title to or Bank's security interest in any Collateral, and will indemnify and hold Bank free and harmless from all costs and expenses of Bank's defense.

7. Obligor Will pay when due all existing or future charges, liens or encumbrances on any all taxes and assessments now or hereafter imposed on or affecting the Collateral and, if the Collateral is in Obligor's possession, the realty on which the Collateral is located.

8. Obligor will insure the Collateral with Bank as loss payee in form and amounts with companies, and against risks and liability satisfactory to Bank, and hereby assigns such policies to Bank, agrees to deliver them to Bank at Bank's request, and authorizes Bank to make any claim thereunder, to cancel the insurance on Obligor's default, and to receive payment of and endorse any instrument in payment of any loss or return premium. If Obligor should fail to deliver the required policy or policies to the Bank, Bank may, at Obligor's cost and expense, without any duty to do so, get and pay for insurance naming as the insured, at Bank's option, either both Obligor and Bank, or only Bank, and the cost thereof shall be secured by this Security Agreement, and shall be repayable as provided in Paragraph I above.

9. Obligor will give bank any information it requires. All information at any time supplied to bank by Obligor (including, but not limited to, the value and condition of Collateral, financial statements, financing statements, and statements made in documentary Collateral) is correct and complete, and Obligor will notify Bank of any adverse change in such information. Obligor will promptly notify Bank of any change of Obligor's residence, chief executive office or mailing address.

10. Bank is irrevocably appointed Obligor's attorney-in-fact to do any act which Obligor is obligated hereby to do, to exercise such rights as Obligor may exercise, to use such equipment as Obligor might use, to enter Obligor's premises to give notice of Bank's Security interest and to collect Collateral and proceeds and to execute and file in Obligor's name any financing statements and amendments thereto required to perfect Bank's security interest hereunder, all to protect and preserve the Collateral and Bank's rights hereunder. Bank may:
     (a) Endorse, collect and receive delivery or payment of instruments and documents constituting Collateral;
     (b) Make extension agreements with respect to or affecting Collateral, exchange it for other Collateral, release persons liable thereon or take security for the payment thereof, and compromise disputes in connection therewith;
     (c) Use or operate Collateral for the purpose of preserving Collateral or its value and for preserving or liquidating Collateral.

11. If more than one Obligor signs this Agreement their liability is joint and several. Any Obligor who is married agrees that recourse may be had against separate property for the Debt. Discharge of any Obligor except to full payment, or any extension, forbearance, change of rate of interest, or acceptance, release or substitution of Collateral or any impairment or suspension of Bank's rights against an Obligor, or any transfer of an Obligor's interest to another shall not affect the liability of any other Obligor. Until the Debt shall have been paid or performed in full, Bank's rights shall continue even if the Debt is outlawed. All Obligors waive: (a) any right to require Bank to proceed against any Obligor before any other, or to pursue any other remedy; (b) presentment, protest and notice of protest, demand and notice of nonpayment, demand or performance, notice of sale, and advertisement of sale; (c) any right to the benefit of or to direct the application of any Collateral until tile Debt shall have been paid; (d) and any right of subrogation to Bank until Debt shall have been paid or performed in full.

12. Upon default at Bank's option, without demand of notice, all or any part of the Debt shall immediately become due. Bank shall have all rights given by law, and may sell, in one or more sales, Collateral in any county where Bank has an office. Bank may purchase at such sale. Sales for cash or on credit to a wholesaler, retailer of user of the Collateral, or at public or private auction, are all to be considered commercially reasonable. Bank may require Obligor to assemble the Collateral and make it available to Bank at the entrance to the location of the Collateral, or a place designated by Bank.

Defaults shall include:
  (a) Obligor's failure to pay or perform this or any agreement with Bank or breach of any warranty herein, or Borrower's failure to pay or perform any agreement with Bank.
  (b) Any change in Obligor's or Borrower's financial condition which in Bank's judgment impairs the prospect of Borrower's payment or performance.
  (c) Any actual of reasonably anticipated deterioration of the Collateral or in the market price thereof which causes it, in Bank's judgment, to become unsatisfactory as security.
  (d) Any levy or seizure against Borrower of any of the Collateral.
  (e) Death, termination of business, assignment for creditors, insolvency, appointment of receiver, or the filing of any petition under bankruptcy or debtor's relief laws of, by or against Obligor of Borrower or any guarantor of the Debt.
  (f) Any warranty of representation which is false or is believed in good faith by Bank to be false.

13. Bank's acceptance of partial of delinquent payments or the failure of Bank to exercise any right or remedy shall not waive any obligation of Obligor or Borrower or right of Bank to modify this Agreement, or waive any other similar default.

14. On transfer of all or any part of the Debt, Bank may transfer all or any part of the Collateral/ Bank may deliver all or any part of the Collateral to and Obligor at any time. Any such transfer or delivery shall discharge Bank from all liability and responsibility with respect to such Collateral transferred or delivered. This Agreement benefits Bank's successors and assigns and binds Obligor's heirs, legatees, personal representatives, successors and assigns. Obligor agrees not to assert against any assignee of Bank any claim or defense that may exist against Bank. Time is of the essence. This Agreement and supplementary schedules hereto contain the entire security Agreement between Bank and Obligor. Obligor will execute any additional agreements. Assignments or documents reasonably required by Bank to carry this Agreement into effect.

15. This agreement shall be governed by and construed in accordance with the laws of the State of California, to the jurisdiction of whose courts the Obligor hereby agrees to submit. Obligor agrees that service of process may be accomplished by any means authorized by California law. All words used herein in the singular shall be considered to have been used in the plural where the context and construction so require.

16. To the extent that Obligor acquires any trademarks, service marks, trade names and service names and/or the goodwill associated therewith, copyrights, patents and/or patent applications (collectively "Intellectual Property"), Obligor shall give prompt notice thereof to Bank and shall take any and all actions requested from time to time by Bank to perfect Obligor's interest in such Intellectual Property and to perfect Bank's first priority interest therein. Without limiting the generality of the foregoing, the Obligor agrees as follows: upon Obligor creating, writing, producing or acquiring any software, computer source codes or other computer programs (collectively, the "Software"), Obligor shall promptly register such Software with the U.S. Copyright Office and to the extent Obligor's rights therein are acquired from any third party, Obligor shall promptly upon such acquisition file with the U.S. Copyright Office any and all documents necessary to perfect Obligor's rights therein. Upon Obligor creating, writing, producing or otherwise acquiring any Software, Obligor shall give prompt notice thereof to Bank. Obligor shall execute and deliver to Bank any and all copyright mortgages, UCC financing statements and other documents and instruments which Bank may request in connection with the Bank perfecting its first priority security interest in such software.

IMPERIAL BANK
                           GENERAL SECURITY AGREEMENT
                  (Tangible and Intangible Personal Property)

This agreement is executed on February 9, 1998 by The Keith Companies, Inc. anD Keith Engineering, INC.
(hereinafter called "Obligor")

In consideration of financial accommodations given, to be given or continued, the Obligor grants to IMPERIAL BANK (hereinafter called "Bank") a security interest in (a) all property (i) delivered to Bank by Obligor, (ii) which shall be in Bank's possession of control in any matter or for any purpose, (iii) described below, (iv) now owned or hereafter acquired by Obligor of the type of class described below and/or in any supplementary schedule hereto of in any financing statement filed by Bank and executed by or on behalf of Obligor; (b) all deposits accounts of Obligor at Bank and (c) the proceeds, increase and products of such property, all accessions thereto, and all property which Obligor may receive on account of such collateral which Obligor will immediately deliver to Bank (collectively referred to as "Collateral") to secure payment and performance of all of Obligor's present or future debts or obligations to Bank, whether absolute or contingent (hereafter referred to as "Debt"). Unless otherwise defined, words used herein have the meanings given them in the California Uniform Commercial Code.

Collateral:

C.  VEHICLE, VESSEL, AIRCRAFT:
________________________________________________________________________________
                                    Identification    License or          New or
Year    Make/Manufacturer  Model    and Serial No.    Registration No.    Used
________________________________________________________________________________



________________________________________________________________________________

Engine or other equipment:______________________________________________________
(For aircraft original ink signature on copy to FAA)

D.  DEPOSIT ACCOUNTS:

Type ____________________  Accounts Number ______________  Amount $ ____________

In name of  ____________________  Depository ___________________________________
AND ALL EXTENSIONS OR RENEWALS THEREOF.

C.   ACCOUNTS, INTANGIBLES AND OTHER: (Describe)

     All personal property, whether presently existing or hereafter Created or acquired, including but not limited to:

     All accounts, chattel paper, documents, instruments, money, deposit accounts and general intangibles including returns, repossessions, books and records relating thereto, and equipment containing said books and records. All Investment property including securities and securities entitlements. All goods including equipment and inventory. All proceeds including, without limitation, insurance proceeds. All guarantees and other security therefor.


The collateral not in Bank's possession will be located at: 2955 Redhill Avenue, Costa Mesa, CA 92626 if checked, the Obligor is executing this Agreement as an Accommodation Debtor only and the Obligor's liability is limited to the security interest granted in file Collateral described herein. The party being accommodated is

All the terms and provisions on page 2 hereof are incorporated herein as though set forth, and constitute a part of this Agreement.

Name                            Signature                  Address
                                (indicate title,
                                if applicable)
The Keith Companies, Inc. and   By: /s/ Aram H. Keith      2955 Redhill Avenue
Keith Engineering, Inc.         Aram H. Keith, President   Costa Mesa, CA  92626

Obligor represents, warrants and agrees:

1. Obligor will immediately pay (a) any Debt when due, (b) Bank's costs of collecting the Debt, of protecting, insuring or realizing Collateral, and any expenditure of Bank pursuant hereto including attorneys' fees and expenses, with interest at the rate of 24% per year, or the rate applicable to the Debt, whichever is less, from the date of expenditure, and (c) any deficiency after realization of Collateral.

2. Obligor will use the proceeds of any loan that becomes Debt hereunder for the purpose indicated on the application therefore, and will promptly contract to purchase and pay the purchase price of any property which becomes Collateral hereunder from the proceed of any loan made for that purpose.

3. As to all Collateral in Obligator's possession (unless specifically otherwise agreed to by Bank in writing), Obligor will:
     (c) Have, or has, possession of the Collateral at location disclosed to Bank and will not remove the Collateral from the location.
     (d)  Keep the Collateral separate and identifiable.
     (c) Maintain the Collateral in good and saleable condition, repair it if necessary, clean, feed, shelter, water, Medicate, fertilize, cultivate, irrigate, prune and otherwise deal with the Collateral in all ways as are consideration good practice by Owners of like property, use it lawfully and only as permitted by insurance policies, and permit Batik to inspect the Collateral at any reasonable time.
     (d) Not sell, contract to sell, lease, encumber or transfer the Collateral (other than inventory Collateral) until the Debt has been paid, even though Bank has a security interest in proceeds of such Collateral.

4.   As to Collateral which is inventory and accounts. Obligor:
 (a) May, until notice from the bank, sell, lease of otherwise dispose of inventory Collateral in the ordinary course, and collect the cash proceeds thereof.
 (b) Will, upon notice from the Bank, deposit all cash proceeds as received in a demand deposit account with Bank, containing only such proceeds and deliver statements identifying units of inventory disposed of, accounts which gave rise to proceeds, and all acquisitions and returns of inventory as required by Bank.
 (c) Will receive in trust, schedule on forms satisfactory to the Bank and deliver to Bank all non-cash proceeds other than inventory received in trade.
 (d) If not in default, may obtain release of Bank's interest in individual units of inventory upon request, therefore, payment to Bank of the release price of such units shown on any collateral schedule supplementary hereto, and compliance herewith as to proceeds thereof.

5. As to Collateral which are accounts, chattel paper, general intangibles and proceeds described in 4(c) above, Obligor warrants, represents and agrees:
 (f) All such Collateral is genuine enforceable in accordance with its terms free from default, prepayment, defense and conditions precedent (except as disclosed to and accepted by Bank in writing), and is supported by consecutively numbered invoices to, or rights against, the debtors thereon. Obligor will supply Bank with duplicate invoices or other evidence of Obligor's rights on Bank's request;
 (g) All persons appearing to be obligated on such Collateral have authority and capacity to contract;
 (h) All chattel paper is in compliance with law as to form, content and manner of preparation and execution and has been properly registered, recorded, and/or filed to protect Obligor's interest thereunder;
 (i) If an account debtor shall also be indebted to Obligor on another obligation, any payment made by him not specifically designated to be applied on any particular obligation shall be considered to be a payment on the account in which Bank has a security interest. Should any remittance include a payment not on an account, it shall be delivered to Bank and, if no event of default has occurred, Bank shall pay Obligor the amount of such payment;
 (j) Obligor agrees not to compromise, settle or adjust any account or renew or extend the time of payment thereof without Bank's prior written consent.

6. Obligor owns all Collateral absolutely, and no other person has or claims any interest in any Collateral, except as disclosed to and accepted by Bank in writing. Obligor will defend any proceeding which may affect title to or Bank's security interest in any Collateral, and will indemnify and hold Bank free and harmless from all costs and expenses of Bank's defense.

7. Obligor Will pay when due all existing or future charges, liens or encumbrances on any all taxes and assessments now or hereafter imposed on or affecting the Collateral and, if the Collateral is in Obligor's possession, the realty on which the Collateral is located.

8. Obligor will insure the Collateral with Bank as loss payee in form and amounts with companies, and against risks and liability satisfactory to Bank, and hereby assigns such policies to Bank, agrees to deliver them to Bank at Bank's request, and authorizes Bank to make any claim thereunder, to cancel the insurance on Obligor's default, and to receive payment of and endorse any instrument in payment of any loss or return premium. If Obligor should fail to deliver the required policy or policies to the Bank, Bank may, at Obligor's cost and expense, without any duty to do so, get and pay for insurance naming as the insured, at Bank's option, either both Obligor and Bank, or only Bank, and the cost thereof shall be secured by this Security Agreement, and shall be repayable as provided in Paragraph I above.

9. Obligor will give bank any information it requires. All information at any time supplied to bank by Obligor (including, but not limited to, the value and condition of Collateral, financial statements, financing statements, and statements made in documentary Collateral) is correct and complete, and Obligor will notify Bank of any adverse change in such information. Obligor will promptly notify Bank of any change of Obligor's residence, chief executive office or mailing address.

11. Bank is irrevocably appointed Obligor's attorney-in-fact to do any act which Obligor is obligated hereby to do, to exercise such rights as Obligor may exercise, to use such equipment as Obligor might use, to enter Obligor's premises to give notice of Bank's Security interest and to collect Collateral and proceeds and to execute and file in Obligor's name any financing statements and amendments thereto required to perfect Bank's security interest hereunder, all to protect and preserve the Collateral and Bank's rights hereunder. Bank may:
     (d) Endorse, collect and receive delivery or payment of instruments and documents constituting Collateral;
     (e) Make extension agreements with respect to or affecting Collateral, exchange it for other Collateral, release persons liable thereon or take security for the payment thereof, and compromise disputes in connection therewith;
     (f) Use or operate Collateral for the purpose of preserving Collateral or its value and for preserving or liquidating Collateral.

11. If more than one Obligor signs this Agreement their liability is joint and several. Any Obligor who is married agrees that recourse may be had against separate property for the Debt. Discharge of any Obligor except to full payment, or any extension, forbearance, change of rate of interest, or acceptance, release or substitution of Collateral or any impairment or suspension of Bank's rights against an Obligor, or any transfer of an Obligor's interest to another shall not affect the liability of any other Obligor. Until the Debt shall have been paid or performed in full, Bank's rights shall continue even if the Debt is outlawed. All Obligors waive: (a) any right to require Bank to proceed against any Obligor before any other, or to pursue any other remedy;
(b) presentment, protest and notice of protest, demand and notice of nonpayment, demand or performance, notice of sale, and advertisement of sale; (c) any right to the benefit of or to direct the application of any Collateral until tile Debt shall have been paid; (d) and any right of subrogation to Bank until Debt shall have been paid or performed in full.

12, Upon default at Bank's option, without demand of notice, all or any part of the Debt shall immediately become due. Bank shall have all rights given by law, and may sell, in one or more sales, Collateral in any county where Bank has an office. Bank may purchase at such sale. Sales for cash or on credit to a wholesaler, retailer of user of the Collateral, or at public or private auction, are all to be considered commercially reasonable. Bank may require Obligor to assemble the Collateral and make it available to Bank at the entrance to the location of the Collateral, or a place designated by Bank.

Defaults shall include:
 (a) Obligor's failure to pay or perform this or any agreement with Bank or breach of any warranty herein, or Borrower's failure to pay or perform any agreement with Bank.
 (c) Any change in Obligor's or Borrower's financial condition which in Bank's judgment impairs the prospect of Borrower's payment or performance.
 (c) Any actual of reasonably anticipated deterioration of the Collateral or in the market price thereof which causes it, in Bank's judgment, to become unsatisfactory as security.
 (d) Any levy or seizure against Borrower of any of the Collateral.
 (e) Death, termination of business, assignment for creditors, insolvency, appointment of receiver, or the filing of any petition under bankruptcy or debtor's relief laws of, by or against Obligor of Borrower or any guarantor of the Debt.
 (f) Any warranty of representation which is false or is believed in good faith by Bank to be false.

15. Bank's acceptance of partial of delinquent payments or the failure of Bank to exercise any right or remedy shall not waive any obligation of Obligor or Borrower or right of Bank to modify this Agreement, or waive any other similar default.

16. On transfer of all or any part of the Debt, Bank may transfer all or any part of the Collateral/ Bank may deliver all or any part of the Collateral to and Obligor at any time. Any such transfer or delivery shall discharge Bank from all liability and responsibility with respect to such Collateral transferred or delivered. This agreement benefits Bank's successors and assigns and binds Obligor's heirs, legatees, personal representatives, successors and assigns. Obligor agrees not to assert against any assignee of Bank any claim or defense that may exist against Bank. Time is of the essence. This Agreement and supplementary schedules hereto contain the entire security agreement between Bank and Obligor. Obligor will execute any additional agreements. Assignments or documents reasonably required by Bank to carry this Agreement into effect.

15. This agreement shall be governed by and construed in accordance with the laws of the State of California, to the jurisdiction of whose courts the Obligor hereby agrees to submit. Obligor agrees that service of process may be accomplished by any means authorized by California law. All words used herein in the singular shall be considered to have been used in the plural where the context and construction so require.

16. To the extent that Obligor acquires any trademarks, service marks, trade names and service names and/or the goodwill associated therewith, copyrights, patents and/or patent applications (collectively "Intellectual Property"), Obligor shall give prompt notice thereof to Bank and shall take any and all actions requested from time to time by Bank to perfect Obligor's interest in such Intellectual Property and to perfect Bank's first priority interest therein. Without limiting the generality of the foregoing, the Obligor agrees as follows: upon Obligor creating, writing, producing or acquiring any software, computer source codes or other computer programs (collectively, the "Software"), Obligor shall promptly register such Software with the U.S. Copyright Office and to the extent Obligor's rights therein are acquired from any third party, Obligor shall promptly upon such acquisition file with the U.S. Copyright Office any and all documents necessary to perfect Obligor's rights therein. Upon Obligor creating, writing, producing or otherwise acquiring any Software, Obligor shall give prompt notice thereof to Bank. Obligor shall execute and deliver to Bank any and all copyright mortgages, UCC financing statements and other documents and instruments which Bank may request in connection with the Bank perfecting its first priority security interest in such Software.